UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2016

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey		07438
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On May 31, 2016, Thomas F. Splaine, Jr., age 50, was appointed as First Senior Vice President and Chief Accounting Officer of Lakeland Bancorp, Inc. (the “Company”) and Lakeland Bank. Mr. Splaine, a CPA, has more than 25 years of industry experience, most recently at Investors Bank from 2004 through 2015, where he served in various capacities, including Senior Vice President, Financial Planning and Analysis and Investor Relations (from January 26, 2015 through December 31, 2015) and as Senior Vice President and Chief Financial Officer (from January 1, 2008 through January 26, 2015).

A copy of the Company’s June 1, 2016 press release announcing Mr. Splaine’s appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Lakeland Bancorp, Inc. press release, dated June 1, 2016, announcing the appointment of Thomas F. Splaine, Jr. as First Senior Vice President and Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Timothy J. Matteson
Name:	Timothy J. Matteson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: June 2, 2016

Exhibit Index

Exhibit 99.1	Lakeland Bancorp, Inc. press release, dated June 1, 2016, announcing the appointment of Thomas F. Splaine, Jr. as First Senior Vice President and Chief Accounting Officer.